Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT					1. CONTRACT ID CODE		PAGE OF PAGES
							1	2
2. AMENDMENT/MODIFICATION NO.			3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO		5. PROJECT NO. (If applicable)
P00001			07/09/2020
6. ISSUED BY		CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than item 6)		CODE	AS P R— BAR DA

ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201				ASPR-BARDA US DEPT OF HEALTH & HUMAN SERVICES BIOMEDICAL ADVANCED RESEACH & DEVELOPMENT AUT 200 INDEPENDENCE AVE, S.W. Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No street country, State and ZIP Code)				(X)	9A. AMENDMENT OF SOLICITATION NO

T2 BIOSYSTEMS, INC. 1512719 Attn: STEPHEN HAGAN					9B. DATED (SEE ITEM 11)
T2 BIOSYSTEMS, INC. 101 HARTWE 101 HARTWELL AVE
LEXINGTON MA 024213125				X	10A. MODIFICATION OF CONTRACT/ORDER NO. 75A501l9C00053

10B. DATED (SEE ITEM 13)
CODE	1512719	FACILITY CODE			0 9 / 3 0 / 2 0 1 9
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers      ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning                           copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted , or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified

12 ACCOUNTING AND APPROPRIATION DATA //I required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO’ (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIE D TO REFLECT THE ADMINISTRATIVE CHANGES /such as changes in paying o//ice, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE A\JTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
x	FAR 52.243-2 Changes - Cost Reimbursement, AltV (Apr 1984)

D OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return copies to the Issuing office .

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including so/icifa//on/con/rac/ subject matter where feasible. ]

Tax ID Number:   20-4827488

DUNS Number:  803126320

The purpose of this modification is to extend the Base Period of performance end date from July 8, 2020 to October 8, 2020.

The contract overall estimated value, current value(s) and obligated amount shall remain the same — UNCHANGED.

Period of Performance: 09/09/2019 to 10/08/2020

Contractor's Statement of Release

In consideration of the modification(s) agreed to herein as complete and no equitable Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in fuI| force and effect

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

Alec J. Barclay, Chief Operations Officer		ROSHAWN K . MAYORS

15B. CONTRACTOR/OFFER R	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
Alec J. Barclay	07/06/2020		July 6, 2020
(Signature of person authorized to sign)		(Signature of Contracting officer)
Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)

Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF OOC UMENT BEING CONTINUE D	PAGE OF
	75A50119C00053/P00001	2	2

NAME OF OFFEROR OR CONTRACTOR

T2 BIOSYSTEMS, INT. 1512719

ITEM NO.	SUPPLIES/SERVICES	QUANTITY UNITY	UNIT	UNIT PRIC E	AMOUNT
(A)	(B)	(C)	(D)	(E)	(F)

adjustments are due from Contractor's request for an extension of the period of performance through October B, 2020. the Contractor herby releases the Government from any and all liability under the contract for further equitable adjustments attributable to such facts or circumstances giving rise to the request for extension.

All other contract terms remain unchanged.

NSN 7 540-01-152- B067	OPTIONAL FORM 336 (4-66)
Spans o^8d by G SA
FAR f48 CFR› s3.11 o